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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      September 7, 1999
                                                --------------------------------

                              COMPUWARE CORPORATION
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             (Exact name of registrant as specified in its charter)

          Michigan                      000-20900                38-2007430
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(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)


31440 Northwestern Highway, Farmington Hills, Michigan           48334-2564
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       (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code         (248) 737-7300
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ITEM 5.  OTHER EVENTS.

         On September 7, 1999, Compuware Corporation ("Compuware") entered into an Asset Purchase Agreement (the "Agreement") among Compuware, Programart Corporation ("Programart") and certain shareholders of Programart, pursuant to which Compuware will acquire substantially all of the assets and assume certain liabilities of Programart.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits.

         1.     Text of Press Release by Compuware dated September 7, 1999.















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 7, 1999               COMPUWARE CORPORATION

                                       By:  /s/ Thomas Costello, Jr.
                                          -------------------------------
                                            Vice President,
                                            General Counsel and Secretary









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                                 EXHIBIT INDEX


   Exhibit No.               Description
   -----------               -----------

     99.1.         Text of Press Release by Compuware dated September 7, 1999.